UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported)   February 10, 2005

Cephalon, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	0-19119	23-2484489
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

145 Brandywine Parkway West Chester, Pennsylvania		19380
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code     (610) 344-0200

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01                                             Other Events.

On February 10, 2005, the Registrant announced results from its Phase 3 studies of 150- and 250-milligram daily doses of NUVIGIL™ (armodafinil) in patients suffering from either excessive sleepiness associated with narcolepsy, shift work sleep disorder or obstructive sleep apnea/hypopnea syndrome.  The Registrant hereby incorporates by reference the press release dated February 10, 2005, attached hereto as Exhibit 99.1, and made a part of this Item 8.01.

Item 9.01                                             Financial Statements and Exhibits.

(a)                                  Financial Statements of Business Acquired.

None

(b)                                 Pro forma Financial Information.

None

(c)                                  Exhibits.

Exhibit No.	Description of Document
99.1	Press Release dated February 10, 2005 – Cephalon Announces Positive Clinical Trial Results for NUVIGIL™

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CEPHALON, INC.

Date: February 10, 2005	By:	/s/ John E. Osborn
John E. Osborn
Sr. Vice President, General Counsel & Secretary

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release dated February 10, 2005 – Cephalon Announces Positive Clinical Trial Results for NUVIGIL™